UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 8, 2013

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34566	75-2308816
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID No.)
incorporation or organization)

18th Floor, Jialong International Building
19 Chaoyang Park Road
Chaoyang District, Beijing 100125
People’s Republic of China
(Address of Principal Executive Offices)

86 10 6598 3111
Registrant's telephone number, including area code

____________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 8, 2013, China Biologic Products, Inc. (the “Company”) entered into a credit facility agreement (the “Facility Agreement”) with China Merchants Bank Co., Ltd., New York Branch (the “Lender”). Pursuant to the Facility Agreement, the Lender grants the Company a facility of up to US$30 million (the “Facility”) bearing an interest rate of LIBOR plus 1.60% per annum and a facility fee of 0.7% per annum, payable every three months. The maturity date of the loan borrowed under this Facility is the earlier of (i) 18 months from the borrowing date or (ii) ten business days prior to the expiration or termination of a standby letter of credit issued by China Merchants Bank Co., Ltd., Beijing Branch (the “Guarantor”) in favor of the Lender (the “Letter of Credit”). Shandong Taibang Biological Products Co., Ltd., the Company’s majority-owned PRC subsidiary, provides a cash deposit collateral of RMB186 million equivalent to the Guarantor as security for the Letter of Credit pursuant to a guarantee agreement (the “Guarantee Agreement”). The Facility Agreement contains customary covenants, including but not limited to, limitations on liens, mergers and consolidations, change in the nature of business, ownership of subsidiaries and transaction with affiliates, etc. The Company will draw down this Facility and use the proceeds therefrom to repurchase certain shares held by Ms. Lin Ling Li. For more information of the share repurchase, please refer to the current report on Form 8-K filed by the Company with the SEC on August 2, 2013.

The foregoing summary of the Facility Agreement, the Letter of Credit and the Guarantee Agreement is qualified in its entirety by reference to the full text of the relevant agreements, which are included as Exhibits 10.1, 10.2 and 10.3 to this current report on Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
10.1	Credit Agreement between China Biologic Products, Inc. and China Merchants Bank Co., Ltd., New York Branch dated August 8, 2013
10.2	Letter of Credit issued by China Merchants Bank Co., Ltd., Beijing Branch in favor of China Merchants Bank Co., Ltd., New York Branch dated August 7, 2013
10.3	English translation of the Guarantee Agreement between Shandong Taibang Biological Products Co., Ltd., and China Merchants Bank Co., Ltd., Beijing Branch dated August 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2013	CHINA BIOLOGIC PRODUCTS, INC.

	By:	/s/David (Xiaoying) Gao
David (Xiaoying) Gao
Chief Executive Officer